(15) TRADE PAYABLES (Tables)	12 Months Ended
Dec. 31, 2017
Trade Payables Tables
Schedule of trade payables
	Dec 31, 2017	Dec 31, 2016
Current
System service charges	413	59,935
Energy purchased	2,248,748	1,868,950
Electricity network usage charges	252,170	121,884
Materials and services	650,538	545,468
Energy from the Free Market	145,002	131,893
Total	3,296,870	2,728,130

Noncurrent
Energy purchased	128,438	129,148
Materials and services	-	633
Total	128,438	129,781

The amounts of energy purchased recorded in noncurrent refer to the transaction made by the subsidiary RGE Sul in the period from September 1, 2000 to December 31, 2002, relating to the electricity purchase and sale transactions made on the Electric Energy Commercialization Chamber (CCEE) and adjusted, in 2002 and 2003, based on information and calculations prepared and disclosed by CCEE, the payment of which is suspended due to the judicial injunction obtained by the indirect subsidiary until the judgment of the lawsuit (notes 6 and 22).